Exhibit 99.1 Public Service Enterprise Group SECOND QUARTER 2024 NYSE: PEG Financial Results Presentation July 30, 2024

PSEG Second Quarter 2024 Forward-Looking Statements Certain of the matters discussed in this presentation about our and our subsidiaries’ future • development, adoption and use of Artificial Intelligence by us and our third-party vendors; • fluctuations in, or third-party default risk in wholesale power and natural gas markets, performance, including, without limitation, future revenues, earnings, strategies, prospects, including the potential impacts on the economic viability of our generation units; consequences, and all other statements that are not purely historical constitute “forward-looking • our ability to obtain adequate nuclear fuel supply; statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such • changes in technology related to energy generation, distribution and consumption and forward-looking statements are subject to risks and uncertainties, which could cause actual changes in customer usage patterns; • third-party credit risk relating to our sale of nuclear generation output and purchase of results to differ materially from those anticipated. Such statements are based on management’s nuclear fuel; beliefs as well as assumptions made by and information currently available to management. • any inability to meet our commitments under forward sale obligations and Regional When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” Transmission Organization rules; “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar • the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments; expressions are intended to identify forward-looking statements. Factors that may cause actual • PSE&G’s proposed investment projects or programs may not be fully approved by results to differ are often presented with the forward-looking statements themselves. Other factors regulators and its capital investment may be lower than planned; that could cause actual results to differ materially from those contemplated in any forward-looking • our ability to receive sufficient financial support for our New Jersey nuclear plants from statements made by us herein are discussed in filings we make with the United States Securities the markets, production tax credit and/or zero emission certificates program; • adverse changes in and non-compliance with energy industry laws, policies, regulations and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent and standards, including market structures and transmission planning and transmission reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: returns; • any inability to successfully develop, obtain regulatory approval for, or construct • risks associated with our ownership and operation of nuclear facilities, including transmission and distribution, and our nuclear generation projects; increased nuclear fuel storage costs, regulatory risks, such as compliance with the • the physical, financial and transition risks related to climate change, including risks relating Atomic Energy Act and trade control, environmental and other regulations, as well as to potentially increased legislative and regulatory burdens, changing customer preferences operational, financial, environmental and health and safety risks; and lawsuits; • changes in federal and state environmental laws and regulations and enforcement; • any equipment failures, accidents, critical operating technology or business system • delays in receipt of, or an inability to receive, necessary licenses and permits and siting failures, natural disasters, severe weather events, acts of war, terrorism or other acts of approvals; and violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents • changes in tax laws and regulations. that may impact our ability to provide safe and reliable service to our customers; • any inability to recover the carrying amount of our long-lived assets; All of the forward-looking statements made in this report are qualified by these cautionary • disruptions or cost increases in our supply chain, including labor shortages; statements and we cannot assure you that the results or developments anticipated by • any inability to maintain sufficient liquidity or access sufficient capital on commercially management will be realized or even if realized, will have the expected consequences to, or reasonable terms; • the impact of cybersecurity attacks or intrusions or other disruptions to our information effects on, us or our business, prospects, financial condition, results of operations or cash flows. technology, operational or other systems; Readers are cautioned not to place undue reliance on these forward-looking statements in • a material shift away from natural gas toward increased electrification and a reduction in making any investment decision. Forward-looking statements made in this report apply only as the use of natural gas; of the date of this report. While we may elect to update forward-looking statements from time to • failure to attract and retain a qualified workforce; • increases in the costs of equipment, materials, fuel, services and labor; time, we specifically disclaim any obligation to do so, even in light of new information or future • the impact of our covenants in our debt instruments and credit agreements on our events, unless otherwise required by applicable securities laws. business; • adverse performance of our defined benefit plan trust funds and Nuclear Decommissioning The forward-looking statements contained in this report are intended to qualify for the safe Trust Fund and increases in funding requirements and pension costs; harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of • any inability to extend certain significant contracts on terms acceptable to us; the Securities Exchange Act of 1934, as amended. 2 2

PSEG Second Quarter 2024 GAAP Disclaimer PSEG presents Operating Earnings in addition to its Net Income Net Income, which is an indicator of financial performance reported in accordance with accounting principles generally determined in accordance with GAAP. In addition, non-GAAP accepted in the United States (GAAP). Operating Earnings is a Operating Earnings as presented in this release may not be non-GAAP financial measure that differs from Net Income. Non- comparable to similarly titled measures used by other GAAP Operating Earnings exclude the impact of gains (losses) companies. associated with the Nuclear Decommissioning Trust (NDT), Due to the forward-looking nature of non-GAAP Operating Mark-to-Market (MTM) accounting and other material infrequent Earnings guidance, PSEG is unable to reconcile this non-GAAP items. The last two slides in this presentation (Slides A and B) financial measure to the most directly comparable GAAP include a list of items excluded from Net Income to reconcile to financial measure because comparable GAAP measures are not non-GAAP Operating Earnings with a reference to those slides reasonably accessible or reliable due to the inherent difficulty in included on each of the slides where the non-GAAP information forecasting and quantifying measures that would be required for appears. such reconciliation. Namely, we are not able to reliably project Management uses non-GAAP Operating Earnings in its internal without unreasonable effort MTM and NDT gains (losses), for analysis, and in communications with investors and analysts, as future periods due to market volatility. These items are a consistent measure for comparing PSEG’s financial uncertain, depend on various factors, and may have a material performance to previous financial results. The presentation of impact on our future GAAP results. non-GAAP Operating Earnings is intended to complement, and should not be considered an alternative to, the presentation of From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this communication or the Form 8-K to which it is an exhibit. 3 3

PSEG Second Quarter 2024 PSEG Q2 2024 Highlights Second Quarter Results • Net Income of $0.87 per share • Non-GAAP Operating Earnings* of $0.63 per share • PSE&G non-GAAP Operating Earnings* driven by higher regulated investments, offset by higher O&M, and depreciation and interest expense not yet reflected in rates • PSEG Power & Other non-GAAP Operating Earnings* reflect the positive impact of the nuclear PTC, partly offset by higher interest and tax expense and the scheduled refueling at our 100%-owned Hope Creek nuclear plant Operational Excellence • PSE&G electric and gas operations withstood June heat wave and April earthquake in New Jersey with minimal system disruption • CEF-EC/AMI installations on schedule and on budget with more than 2 million smart meters in-service • PSEG Nuclear completed Spring refueling outage at HC Disciplined Investment • PSE&G invested approximately $0.9 billion in Q2; on track for 2024’s planned $3.4 billion capital investment program • BPU approved a 6-month extension of existing CEF-EE Program investment of ~$300M beginning July 2024 • Regulated capital investment program for 2024 - 2028 of $18 billion - $21 billion focused on infrastructure modernization and energy efficiency initiatives * See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other. 4 4 Note: PSEG Power & Other includes nuclear generating fleet, gas supply operations, PSEG Long Island, Offshore wind lease area, competitively bid regulated transmission investments, potential hydrogen investments, Parent and other.

PSEG Second Quarter 2024 PSEG Outlook Reaffirmed • PSEG full-year 2024 non-GAAP Operating Earnings guidance $3.60 to $3.70 of $3.60 to $3.70 per share reaffirmed Growth in earnings • $18B - $21B regulated capital investment program over 2024-2028 influenced by the • 5-year capex plan supports Rate Base CAGR of 6% - 7.5% over the 2024-2028 period $3.48 following drivers: • Utility rate base growth • PSEG’s improved business mix increases predictability and drives our non-GAAP net of investment-related earnings growth rate of 5% - 7% through 2028 expense pending rate case resolution • Carbon-free nuclear fleet with predictable cash flows stabilized by the PTC, which took • Nuclear PTC benefit effect January 1, 2024, with multiple growth paths with modest investment • Incremental Parent interest expense • Solid balance sheet supports execution of 5-year capex plan with no new equity or asset sales needed to fund the plan • Indicative annual dividend rate for 2024 increased $0.12 per share over 2023* • PSE&G retains favorable “share of wallet” for combined residential bills: 2024E Non-GAAP 2023 Non-GAAP √ Electric bills are below regional peer average Operating Earnings Operating Earnings √ Gas bills are the lowest in the region Guidance Guidance for 2024 is consistent with PSEG’s non-GAAP Operating Earnings growth outlook of 5% - 7% through 2028 5 5 * All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors. $ / share

PSEG Second Quarter 2024 Q2 2024 Review 6

PSEG Second Quarter 2024 PSEG Q2 Results PSEG EPS Summary – Three Months ended June 30, Net Income 2024 2023 Change PSE&G $0.60 $0.67 $(0.07) PSEG Power & Other $0.27 $0.51 $(0.24) Total PSEG $0.87 $1.18 $(0.31) Non-GAAP Operating Earnings* 2024 2023 Change PSE&G $0.60 $0.68 $(0.08) PSEG Power & Other $0.03 $0.02 $0.01 Total PSEG $0.63 $0.70 $(0.07) 7 7 * See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other.

PSEG Second Quarter 2024 PSEG EPS Reconciliation – Q2 2024 versus Q2 2023 $1.20 $1.18 $1.05 $1.05 $0.90 $0.87 ~ ~ $0.75 $0.70 ($0.08) $0.01 $0.63 $0.60 Transmission (0.02) Gross Margin and PTC** 0.08 Renewables & Energy Efficiency 0.01 O&M (0.05) $0.45 Electric Margin 0.02 Interest (0.01) Other Distribution Margin Taxes & Other 0.02 (0.01) Distribution O&M (0.04) $0.30 Distribution Depreciation & Interest (0.03) Distribution Non-Operating $0.15 Pension/OPEB (0.01) Distribution Taxes & Other (0.03) $0.00 Q2 2023 Q2 2023 PSE&G PSEG Power & Other Q2 2024 Q2 2024 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP)* (non-GAAP)* * See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other. ** In 2024, PSEG recorded the benefit of the estimated PTCs within Income Tax Expense in its Consolidated Statements of Operations in accordance with Accounting Standards Codification Topic 740, Income Taxes. 8 8 Note: Results may not add due to rounding. $ / share

PSEG Second Quarter 2024 PSEG First Half Results PSEG EPS Summary – Six Months ended June 30, Net Income 2024 2023 Change PSE&G $1.58 $1.65 $(0.07) PSEG Power & Other $0.35 $2.11 $(1.76) Total PSEG $1.93 $3.76 $(1.83) Non-GAAP Operating Earnings* 2024 2023 Change PSE&G $1.58 $1.67 $(0.09) PSEG Power & Other $0.36 $0.42 $(0.06) Total PSEG $1.94 $2.09 $(0.15) 9 9 * See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other.

PSEG Second Quarter 2024 PSEG EPS Reconciliation – First Half 2024 versus First Half 2023 $4.00 $2.75 $3.76 $3.75 $2.50 ~ ~ $2.25 $2.09 ($0.09) ($0.06) $1.94 $1.93 $2.00 Transmission 0.01 Gross Margin and Renewables & PTC** 0.10 $1.75 Energy Efficiency 0.02 O&M (0.08) Electric Margin 0.02 $1.50 Interest (0.02) Gas Margin 0.02 Taxes & Other Other Distribution Margin $1.25 (0.06) 0.04 Distribution O&M (0.09) $1.00 Distribution Depreciation & Interest (0.07) $0.75 Distribution Non-Operating Pension/OPEB (0.02) $0.50 Distribution Taxes & Other (0.02) $0.25 $0.00 YTD 2023 YTD 2023 PSE&G PSEG Power & Other YTD 2024 YTD 2024 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP)* (non-GAAP)* * See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other. ** In 2024, PSEG recorded the benefit of the estimated PTCs within Income Tax Expense in its Consolidated Statements of Operations in accordance with Accounting Standards Codification Topic 740, Income Taxes. 10 10 Note: Results may not add due to rounding. $ / share

PSEG Second Quarter 2024

PSE&G
Q2 2024 Highlights

Operations

- Residential Electric and Gas customer count, a driver of margin growth under the Conservation Incentive Program (CIP), each grew by ~1% for the trailing 12 months ended June 30, 2024
- CIP minimizes margin volatility due to variations in sales, regardless of the sales driver (weather, energy efficiency, net-metered solar, economy)
- Weather-normalized sales for the trailing 12 months ended June 30:
  - Electric sales were flat
  - Gas sales increased by ~1%
- PSE&G replaced ~140 miles of gas main and ~13,640 associated gas services to homes and businesses under gas main replacement program
- CEF-EC/AMI completed installations of more than 2 million of the 2.3 million meter replacements planned by end of 2024

Regulatory and Market Environment

- BPU approved a 6-month extension of existing CEF-EE Program investment of ~$300M beginning July 2024
- BPU approved the recovery of all COVID-related deferrals, including carrying costs, over a five-year period beginning in 2025
- PSE&G submitted annual BGSS filing to reduce the gas supply commodity charge to ~$0.33 per therm beginning October 2024; the gas commodity charge was reduced twice in 2023 from $0.65 per therm to $0.40 per therm

Financial

- PSE&G invested ~$0.9 billion in Q2 and ~$1.7 billion year-to-date, on track to invest ~$3.4 billion planned for full year 2024

11

PSEG Second Quarter 2024 PSEG Power & Other Other Financial Considerations Nuclear Generation Measures Three Months Ended Six Months Ended • For 2024, total nuclear generation is forecasted to be 30-32 TWh June 30, June 30, • Nuclear fuel commitments cover ~100% of estimated uranium, 2024 2023 2024 2023 enrichment and fabrication requirements through 2026 and a Capacity Factor 82.7% 91.6% 89.8% 96.0% significant portion through 2027 Fuel Cost ($ millions) $42 $46 $93 $94 • PSEG Nuclear’s realized energy price most historically aligned Generation (GWh) 7,006 7,727 15,207 16,107 with the PECO hub Fuel Cost ($/MWh) $5.99 $5.95 $6.12 $5.84 • Transitioning PSEG’s 100%-owned HC unit from 18-month to 2024: Spring – HC Fall – S2, PB2 Refueling Outages: 24-month fuel cycles starting in 2025 2023: Spring – S2 Fall – S1, PB3 • In April, PSEG retired $500 million of 364-day variable rate PJM Capacity Auction Results term loan at maturity Delivery Period PSEG’s Average Prices PSEG’s Cleared Capacity • In June, PSEG retired $750 million of 2.88% Senior Notes Jan 2024 – May 2024 $50/MW-Day 3,700 MW at maturity Jun 2024 – May 2025 $61/MW-Day 3,700 MW 12 12 Note: Generation indicates period net generation; Average Prices and Cleared Capacity reflect base and incremental auctions.

PSEG Second Quarter 2024 Appendix 13

PSEG Second Quarter 2024 PSEG Maintains a Solid Financial Position PSEG Public Service Electric & Gas PSEG Senior Unsecured Credit Ratings PSE&G Senior Secured Credit Ratings Moody’s = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable Moody’s = A1 / Outlook = Stable S&P = A / Outlook = Stable PSEG Long-term Debt Outstanding $4.86B PSE&G Long-term Debt Outstanding $14.41B PSEG Consolidated Debt to Capitalization 57% PSEG Maturity Profile 2024 - 2028 PSEG Power Issuer Credit Ratings 2,500 Moody’s = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable 2,000 (1) PSEG Power Long-term Debt Outstanding $1.25B 1,500 1,000 PSEG Liquidity 500 • PSEG had approximately $3.1B of total available liquidity, including $113M 0 PSEG Liquidity and Net Cash Collateral Postings of cash and cash equivalents, at June 30, 2024 2024 2025 2026 2027 2028 • As of June 30, 2024, PSEG had minimal variable rate debt PSE&G PSEG Power PSEG All data is as of 6/30/2024 unless otherwise noted. (1) PSEG Power long-term debt is at a variable rate. As of 6/30/2024, PSEG had entered into floating-to-fixed interest rate swaps totaling $1.25B to reduce the volatility in interest expense for our variable rate debt on our $1.25B term loan due March 2025 at PSEG Power. Note: Total long-term debt outstanding amounts may not add to PSEG Consolidated total long-term debt outstanding due to rounding. Amounts on slide are rounded up to two decimal places. 14 14 Principal Maturing ($ Millions)

PSEG Second Quarter 2024 PSEG Liquidity as of June 30, 2024 Expiration Total Available Company Facility Usage Date Facility Liquidity ($ millions) PSE&G Revolving Credit Facility March 2028 $1,000 $411 $589 PSEG Money Pool (A,B) PSEG/PSEG Power Revolving Credit Facility (PSEG) March 2028 $1,500 $504 $996 (A) Revolving Credit Facility (PSEG Power) March 2028 1,250 39 1,211 Letter of Credit Facility (PSEG Power) April 2026 75 45 30 Letter of Credit Facility (PSEG Power) September 2024 200 77 123 $3,025 $665 $2,360 Total Facilities $4,025 $1,076 $2,949 PSEG Money Pool Cash and Short-term Investments $98 PSE&G Cash and Short-term Investments $15 Total Liquidity Available $3,062 Total Money Pool Liquidity Available $2,458 (A) Master Facility of $2.75B with a PSEG sub-limit of $1.5B and PSEG Power sub-limit of $1.25B, which can be adjusted subject to terms within the credit agreement. 15 15 (B) The PSEG sub-limit includes a sustainability linked pricing-based mechanism with potential increases or decreases, which are not expected to be material, depending on performance relative to targeted methane emission reductions.

PSEG Second Quarter 2024 PSEG Sustainability and ESG Summary PSEG Leadership Policies & Goals Recognition & Memberships • PSEG is a vocal advocate for the • PSE&G’s Clean Energy Future programs have • MSCI rates PSEG at AAA, its highest preservation of our existing carbon-free invested ~$2B through year end 2023 to corporate ESG rating nuclear generating fleet decarbonize the NJ economy via Energy • PSEG named to the Dow Jones Sustainability Efficiency, EV infrastructure, and AMI • Committed to rigorous oversight of political North America Index for 16 years in a row contributions and transparency in disclosure • PSEG continues to maintain its three-prong • PSE&G awarded 2024 ENERGY STAR® climate vision, including producing carbon-free • PSEG oversight of sustainability and climate Partner of the Year for Sustained Excellence energy, reducing GHG emissions from operations initiatives by Board of Directors’ Governance, and enabling the low-carbon transition to support • PSEG named to Newsweek - America’s Nominating and Sustainability Committee economy-wide decarbonization Greatest Workplaces for Diversity 2024 • Human Rights Policy • PSEG’s generating fleet is a Top 10 U.S. • PSEG named Member of S&P Global’s 2024 $0.40 -$0.45 • LGBTQ+ Inclusion Pledge Sustainability Yearbook producer of carbon-free energy • PSEG’s business strategy is aligned with • PSE&G received the PA Consulting • PSE&G has invested ~$1B in regulated solar ® many of the United Nations’ Sustainable ReliabilityOne Award for Outstanding initiatives Development Goals Metropolitan Service Area Reliability • PSE&G has issued $1.4 billion of Green Bonds Performance in the Mid-Atlantic Region for Link to PSEG’s 2023 Sustainability Report * nd and PSEG sub-limit of master credit facility 22 consecutive year and the 2023 includes sustainability-linked pricing mechanism ReliabilityOne® Outstanding Customer Engagement Award • PSEG named to 2023 CPA-Zicklin Index “Trendsetters” with a score of 90 out of a possible 100 for Corporate Political Disclosure practices and Accountability 16 * The 2023 Sustainability Report should not be deemed incorporated into or part of these slides.

PSEG Second Quarter 2024 Glossary of Terms A/C Air Conditioning GAAP Generally Accepted Accounting Principles PSEG Investor Relations 80 Park Plaza AMI Automated Metering Infrastructure GHG Greenhouse Gas Newark NJ 07102 HC Hope Creek BGSS Basic Gas Supply Service PSEG-IR-GeneralInquiry@pseg.com MSCI Morgan Stanley Capital International BPU New Jersey Board of Public Utilities O&M Operation & Maintenance CAGR Compound Annual Growth Rate Link to PSEG Investor Relations Website OPEB Other Postretirement Benefits CEF Clean Energy Future PB Peach Bottom CIP Conservation Incentive Program E Estimate PECO PECO Energy Company Link to PSEG ESG Webpages PJM Pennsylvania New Jersey Maryland EC Energy Cloud PTC Production Tax Credit EE Energy Efficiency S Salem EPS Earnings Per Share The information on the PSEG Investor ESG Environmental, Social and Governance Relations Website and the PSEG ESG EV Electric Vehicle Webpages is not incorporated herein and is not part of this slide presentation or the Form 8-K to which it is an exhibit. 17 17

PSEG Second Quarter 2024

Reconciliation of Non-GAAP Operating Earnings

Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended June 30,		Six Months Ended June 30,	
	2024	2023	2024	2023
	($ millions, Unaudited)			
Net Income	$ 434	$ 591	$ 966	$ 1,878
(Gain) Loss on Nuclear Decommissioning Trust (NDT) Fund Related Activity, pre-tax	(13)	(58)	(108)	(100)
(Gain) Loss on Mark-to-Market (MTM), pre-tax[a]	(159)	(296)	99	(1,068)
Lease Related Activity, pre-tax	-	-	(4)	-
Exit Incentive Program (EIP), pre-tax	-	9	-	20
Income Taxes related to Operating Earnings (non-GAAP) reconciling items[b]	51	105	17	316
Operating Earnings (non-GAAP)	$ 313	$ 351	$ 970	$ 1,046
PSEG Fully Diluted Average Shares Outstanding (in millions)	500	500	500	500
	($ Per Share Impact - Diluted, Unaudited)			
Net Income	$ 0.87	$ 1.18	$ 1.93	$ 3.76
(Gain) Loss on NDT Fund Related Activity, pre-tax	(0.03)	(0.12)	(0.22)	(0.20)
(Gain) Loss on MTM, pre-tax[a]	(0.32)	(0.59)	0.20	(2.14)
Lease Related Activity, pre-tax	-	-	(0.01)	-
EIP, pre-tax	-	0.02	-	0.04
Income Taxes related to Operating Earnings (non-GAAP) reconciling items[b]	0.11	0.21	0.04	0.63
Operating Earnings (non-GAAP)	$ 0.63	$ 0.70	$ 1.94	$ 2.09

(a) Includes the financial impact from positions with forward delivery months.

(b) Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease related activity.

Please see Slide 3 for an explanation of PSEG's use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

A

PSEG Second Quarter 2024

Reconciliation of Non-GAAP Operating Earnings

PSE&G Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended June 30,		Six Months Ended June 30,	
	2024	2023	2024	2023
	($ millions, Unaudited)			
Net Income	$ 302	$ 336	$ 790	$ 823
EIP, pre-tax	-	7	-	14
Income Taxes related to Operating Earnings (non-GAAP) reconciling items[(b)]	-	(2)	-	(4)
Operating Earnings (non-GAAP)	$ 302	$ 341	$ 790	$ 833
PSEG Fully Diluted Average Shares Outstanding (in millions)	500	500	500	500

PSEG Power & Other Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended June 30,		Six Months Ended June 30,	
	2024	2023	2024	2023
	($ millions, Unaudited)			
Net Income	$ 132	$ 255	$ 176	$ 1,055
(Gain) Loss on NDT Fund Related Activity, pre-tax	(13)	(58)	(108)	(100)
(Gain) Loss on MTM, pre-tax[(a)]	(159)	(296)	99	(1,068)
Lease Related Activity, pre-tax	-	-	(4)	-
EIP, pre-tax	-	2	-	6
Income Taxes related to Operating Earnings (non-GAAP) reconciling items[(b)]	51	107	17	320
Operating Earnings (non-GAAP)	$ 11	$ 10	$ 180	$ 213
PSEG Fully Diluted Average Shares Outstanding (in millions)	500	500	500	500

(a) Includes the financial impact from positions with forward delivery months.

(b) Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease related activity.

Please see Slide 3 for an explanation of PSEG's use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

B